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                                                                    Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         The following statement is provided by the undersigned to accompany the Quarterly Report on Form 10-QSB for the period ended March 31, 2003 of Stratabase pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
1350) and shall not be deemed filed pursuant to any provision of the Exchange Act of 1934 or any other securities law.

         The undersigned certifies that the foregoing Report on Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and that the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Stratabase.



/s/ Trevor Newton
-------------------------
Trevor Newton
Chairman, President, Chief Executive Officer, Secretary, and Treasurer

Date: May 14, 2003